HILLVIEW INVESTMENT TRUST II



                                   ALPHA FUND


                            INTERNATIONAL ALPHA FUND







                                  ANNUAL REPORT

                                  JUNE 30, 2002

                          Hillview Investment Trust II

We are pleased to present the June 30, 2002 Annual Report for the Hillview Investment Trust II.

The Hillview Investment Trust II (the "Trust"), a diversified open-end investment management company, was organized by Hillview Capital Advisors, LLC ("Hillview Advisors") to provide the actively managed component of its clients' equity portfolios. The Trust currently consists of two separate funds.

Hillview Alpha Fund ("Alpha Fund") seeks long term capital appreciation by investing in a diversified portfolio of common stocks of domestic small and mid capitalization companies.

Hillview International Alpha Fund ("International Alpha Fund") seeks long term capital appreciation by investing in a diversified portfolio of common stocks of companies in countries outside of the United States that are represented in the MSCI Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside of North America. The International Alpha Fund also invests in stocks in other countries, including emerging markets, as represented by the MSCI Emerging Markets Index.

Hillview Advisors, which serves as the investment manager for both Funds, selects multiple sub-advisers to manage specified portions of each Fund and has full discretion to allocate and rebalance the Funds' assets among these sub-advisers. The Alpha Fund currently utilizes five sub-advisers while the International Alpha Fund utilizes three. Hillview Advisors seeks sub-advisers with superior investment records, experienced investment personnel and specific investment processes and styles. More specifically, Hillview Advisors seeks to identify investment managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, may result is superior returns. Furthermore, Hillview Advisors focuses on sub-advisers which utilize a `concentrated equity' approach, whereby their managed portfolios consist of relatively few securities representing their `best ideas' without regard for the makeup of their portfolio as compared to a relevant benchmark. By selecting sub-advisers with complementary investment styles and carefully constructing the Funds' portfolios, Hillview Advisors seeks to produce excess returns relative to a market benchmark over time while providing a prudent level of diversification and overall risk control.

THE HILLVIEW ALPHA FUND
-----------------------

Investors faced a variety of challenges during the twelve months ended June 30, 2002. Early in the fiscal year, technology and telecom stocks continued the process of correction from their March 2000 peaks as overall equity valuations appeared to remain unreasonably high. The terrorist attacks in New York and Washington D.C. had an immediate short-term negative impact on the market, however most equity valuations recovered sharply during the December quarter. However, the longer-term psychological impact on market participants remains to be seen. Finally, the issues related to alleged improper corporate governance, insider trading and accounting fraud at companies such as Enron, WorldCom, Merck, Quest, Imclone Systems and Adelphia Communications all negatively impacted investor sentiment and resulted in further declines in the U.S. equity markets. In that difficult environment, large capitalization stocks, measured by the Standard & Poor's 500 Stock Index, declined by approximately 18%. Small to mid cap stocks, represented by the Wilshire 4500 Index, performed somewhat better with a 13.3% loss. The Hillview Alpha Fund had a full fiscal year decline of 13.5%, in line with the Wilshire 4500, but outperforming most other major equity indices.

Overall, the Fund's sub-advisors performed as expected depending on whether they were a growth, GARP (growth at a reasonable price) or value style manager. The value/GARP component performed very well during the year with Harris Associates, Pzena Investment Management and our newest manager Ironwood Capital (see next paragraph) providing strong returns. On the other hand, our growth sub-advisor, Shaker Investment, with the greatest exposure to technology, telecommunications, biotechnology and other rapidly growing industries turned in disappointing fiscal year results.

Changes were made to the investment manager roster during the year. In November 2001, we added Ironwood Capital Management, a small cap value manager based in Boston, Massachusetts. They invest primarily in companies with market capitalizations below $1 billion that the sub-adviser believes are undervalued relative to the intrinsic value of each company. Ironwood currently manages approximately $350 million and has generated a strong historic investment record. We also terminated the Fund's sub-advisery relationship with Nevis Capital Management LLC due to poor investment results.

Finally, we recently completed a detailed reassessment of the benchmarks used to compare the results of the Hillview Alpha Fund. Our primary benchmark had been a composite index consisting of a 50% weighting in the S&P MidCap 400 Index and 50% in the S&P SmallCap 600 Index. This blended benchmark was originally chosen because its size and sector structure closely replicated the objectives and investment guidelines of the Alpha Fund. However, changes in the composition of the indices materially changed their overall size and sector characteristics resulting in a benchmark that was no longer directly comparable to the Fund. In its place, the Wilshire 4500 Stock Index consists of all the stocks in the Wilshire 5000 Stock Index other than those in the Standard & Poor's 500. This is a more broadly-based small to mid capitalization benchmark which generally excludes the 500 largest companies and is generally much more consistent with the investment strategy of the Fund.

THE HILLVIEW INTERNATIONAL ALPHA FUND
-------------------------------------

The environment for international investing also remained difficult last year as most foreign markets experienced negative returns when measured in US dollars. Many factors negatively impacted returns, including the ongoing relative strength of the US currency, the worldwide impact of the September 11th terrorist attacks, economic difficulties in several emerging market countries (Indonesia, Argentina, etc.) and the ongoing technology slowdown in the Pacific Rim. As a result, the MSCI EAFE + Emerging Markets Index declined by 8.2% during the 12 month period ended June 30, 2002. The Fund posted a decline of 11.5%, which was somewhat worse than the benchmark as its exposure to emerging markets and growth stocks was slightly higher than the benchmark and importantly contributed to its underperformance. On the other hand, the Fund's higher exposure to small to mid cap stocks was somewhat of a positive influence on performance. In addition, we terminated the Fund's relationship with Waterford Management LLC as their ongoing investment style and administrative capabilities became inconsistent with the Fund's objectives and guidelines.

                               Hillview Alpha Fund

      Comparison of change in value of $10,000 investment in Hillview Alpha
           Fund (1) (2) vs. 50% / 50% composite of the S&P Mid Cap 400 and S&P Small Cap 600(4), the S&P 500(4) and the Wilshire 4500.

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

             Hillview Alpha Fund     S&P MidCap 400 and S&P SmallCap 600          S&P 500           Wilshire 4500
             -------------------     -----------------------------------          -------           -------------
9/01/00           10,000.00                      10,000.00                       10,000.00           10,000.00
9/30/00            9,725.00                       9,830.00                        9,472.00            9,593.00
10/31/00           9,550.00                       9,694.35                        9,431.93            8,809.25
11/30/00           8,300.00                       8,823.79                        8,688.41            7,309.92
12/31/00           8,766.66                       9,704.41                        8,730.90            7,772.63
1/31/01            9,708.33                      10,020.77                        9,040.67            8,195.47
2/28/01            8,650.00                       9,429.55                        8,216.34            7,199.72
3/31/01            7,825.00                       8,862.83                        7,695.84            6,539.50
4/30/01            8,833.33                       9,689.73                        8,293.88            7,231.38
5/31/01            8,783.33                       9,895.16                        8,349.45            7,402.77
6/30/01            8,816.66                      10,056.45                        8,146.23            7,462.73
7/30/01            8,475.00                       9,897.55                        8,068.53            7,115.71
8/31/01            8,150.00                       9,622.90                        7,564.25            6,769.89
9/30/01            6,941.66                       8,373.85                        6,953.06            5,899.28
10/31/01           7,266.66                       8,782.07                        7,085.86            6,208.40
11/30/01           8,066.66                       9,430.19                        7,629.35            6,690.80
12/31/01           8,517.57                       9,993.17                        7,696.48            7,049.42
1/31/02            8,492.54                      10,010.66                        7,584.12            6,916.19
2/28/02            8,158.85                       9,930.57                        7,437.74            6,720.46
3/31/02            8,692.76                      10,677.85                        7,717.40            7,176.11
4/30/02            8,534.25                      10,803.79                        7,249.50            7,105.78
5/31/02            8,317.35                      10,488.86                        7,195.85            6,948.74
6/30/02            7,624.94                       9,833.83                        6,683.50            6,473.45


                                            TOTAL RETURNS (5)

                                       Value on         One Year Ended           Average Annual
                                    June 30, 2002        June 30, 2002         Since Inception(3)
                                    -------------        -------------         ------------------
Hillview Alpha Fund                    $7,625              (13.52%)                (13.79%)

50%/50% S&P MidCap 400 and
S&P SmallCap 600                       $9,834               (2.21%)                 (0.91%)

S&P 500                                $6,684              (17.98%)                (19.79%)

Wilshire 4500                          $6,473              (13.26%)                (21.18%)

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged and do not incur expenses and are not available for direct investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements  of fees and  expenses  in  excess of  expense  limitations.
     Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period September 1, 2000 (Commencement of Operations) through June 30, 2002.
(4)  Index is presented for general comparative purposes.
(5) The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                        Hillview International Alpha Fund

         Comparison of change in value of $10,000 investment in Hillview International Alpha Fund(1)(2) vs. MSCI EAFE + Emerging Markets.

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                      Hillview Int'l Alpha          MSCI EAFE + Emerging Markets
                      --------------------          ----------------------------
9/07/00                    10,000.00                          10,000.00
9/30/00                     9,708.33                           9,492.17
10/31/00                    9,300.00                           9,212.48
11/30/00                    9,075.00                           8,814.80
12/31/00                    9,469.12                           9,114.03
1/31/01                     9,761.12                           9,236.76
2/28/01                     9,127.07                           8,540.04
3/31/01                     8,309.47                           7,943.84
4/30/01                     8,968.55                           8,483.01
5/31/01                     9,018.61                           8,232.48
6/30/01                     8,734.95                           7,916.59
7/31/01                     8,526.38                           7,734.26
8/31/01                     8,326.15                           7,552.12
9/30/01                     7,007.99                           6,746.69
10/31/01                    7,258.27                           6,943.47
11/30/01                    7,800.56                           7,247.57
12/31/01                    8,067.11                           7,339.88
1/31/02                     7,790.38                           7,013.18
2/28/02                     7,781.99                           7,069.71
3/31/02                     8,427.70                           7,459.89
4/30/02                     8,176.13                           7,513.31
5/31/02                     8,259.98                           7,591.31
6/30/02                     7,731.68                           7,268.44


                                            TOTAL RETURNS (4)


                                           Value on               One Year Ended            Average Annual
                                         June 30, 2002            June 30, 2002           Since  Inception(3)
                                         -------------            -------------           -------------------
Hillview International Alpha Fund           $7,732                   (11.49%)                  (13.24%)

MSCI EAFE + Emerging Markets                $7,268                    (8.19%)                  (16.13%)

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged and does not incur expenses and is not available for direct investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements  of fees and  expenses  in  excess of  expense  limitations.
     Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period September 7, 2000 (Commencement of Operations) through June 30, 2002.
(4) The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                            HILLVIEW INVESTMENT TRUST II
                                                     ALPHA FUND
                                              Portfolio of Investments
                                                    June 30, 2002


                                                                            SHARES                     VALUE
                                                                       -----------------          -----------------
COMMON STOCKS-98.3%
ADVERTISING-0.5%
        Clear Channel Communications, Inc.*                                       3,500       $            112,070
        Getty Images, Inc.*                                                      12,250                    266,682
                                                                                             ----------------------
                                                                                                           378,752
AEROSPACE/DEFENSE-3.4%
        Boeing Co. (The)                                                         20,250                    911,250
        Esterline Technologies Corp.*                                            53,000                  1,203,100
        GenCorp, Inc.                                                            54,100                    773,630
                                                                                             ----------------------
                                                                                                         2,887,980
APPAREL & TEXTILES-1.2%
        Kellwood Co.                                                             30,050                    976,625
                                                                                             ----------------------

AUTO PARTS--ORIGINAL EQUIPMENT-0.3%
        TransPro, Inc.*                                                          45,000                    281,250
                                                                                             ----------------------

CABLE TELEVISION-0.3%
        Mediacom Communications Corp.*                                           32,200                    250,838
                                                                                             ----------------------

CHEMICALS-4.4%
        Crompton Corp.                                                           56,800                    724,200
        Cytec Industries, Inc.*                                                  30,425                    956,562
        FMC Corp.*                                                               17,725                    534,763
        Lubrizol Corp. (The)                                                     17,250                    577,875
        PolyOne Corp.                                                            78,300                    880,875
                                                                                             ----------------------
                                                                                                         3,674,275
COMPUTER SOFTWARE & SERVICES-10.1%
        Brocade Communications Systems, Inc.*                                    21,890                    382,637
        Ceridian Corp.*                                                          71,600                  1,358,968
        Computer Associates International, Inc.                                  78,600                  1,248,954
        Electronic Data Systems Corp.                                            31,500                  1,170,225
        Extreme Networks, Inc.*                                                  37,480                    366,180
        Hewlett-Packard Co.                                                      35,600                    543,968
        HNC Software, Inc.*                                                      26,600                    444,220
        Insight Enterprises, Inc.*                                               12,800                    322,432
        Novell, Inc.*                                                           468,700                  1,504,527
        Peregrine Systems, Inc.*                                                 55,340                     16,602
        SERENA Software, Inc.*                                                   12,700                    173,956
        VERITAS Software Corp.                                                   15,700                    310,703
        Viewpoint Corp.*                                                        145,200                    699,864
                                                                                             ----------------------
                                                                                                         8,543,236
CONSULTING SERVICES-0.8%
        Corporate Executive Board Co. (The)*                                      9,800                    335,650
        MAXIMUS, Inc.*                                                            9,400                    297,980
                                                                                             ----------------------
                                                                                                           633,630
CONTAINERS/PACKAGING-1.1%
        Graphic Packaging International Corp.*                                   69,100                    639,175
        Packaging Corp. of America*                                              13,600                    270,504
                                                                                             ----------------------
                                                                                                           909,679
DATA SERVICES-3.7%
        Acxiom Corp.*                                                            22,900                    400,521
        New Dun & Bradstreet Corp. (The)*                                        40,900                  1,351,745
        Reynolds & Reynolds Co., (The) Class A                                   47,500                  1,327,625
                                                                                             ----------------------
                                                                                                         3,079,891

                      The accompanying notes are an integral part of the financial statements.


                                            HILLVIEW INVESTMENT TRUST II
                                                     ALPHA FUND
                                        Portfolio of Investments (Continued)
                                                    June 30, 2002


                                                                            SHARES                     VALUE
                                                                       -----------------          -----------------
ELECTRICAL EQUIPMENT-2.7%
        Lamson & Sessions Co. (The)*                                            170,500        $           664,950
        MagneTek, Inc.*                                                          69,500                    688,050
        Signal Technology Corp.*                                                 70,900                    665,751
        Technitrol, Inc.                                                         12,900                    300,570
                                                                                             ----------------------
                                                                                                         2,319,321
ELECTRONIC COMPONENTS--SEMICONDUCTOR-4.6%
        Altera Corp.*                                                             8,400                    114,240
        Cree, Inc.*                                                               4,590                     60,726
        GlobespanVirata, Inc.*                                                   11,540                     44,660
        International Rectifier Corp.*                                           27,580                    803,957
        Linear Technology Corp.                                                  14,260                    448,192
        Microchip Technology, Inc.*                                              32,482                    890,981
        Mykrolis Corp.*                                                          41,500                    490,115
        PLX Technology, Inc.*                                                    14,000                     59,500
        Power Intergrations, Inc.*                                               14,480                    262,378
        Sanmina-SCI Corp.*                                                       14,700                     92,757
        Xilinx, Inc.*                                                            26,210                    587,890
                                                                                             ----------------------
                                                                                                         3,855,396
ELECTRONIC PRODUCTION EQUIPMENT-1.0%
        Cooper Industries Ltd. Class A                                           21,125                    830,213
                                                                                             ----------------------

ENTERTAINMENT-0.1%
        Viacom, Inc., Class B*                                                    2,400                    106,488
                                                                                             ----------------------

FINANCE & FINANCIAL SERVICES-4.8%
        Alliance Data Systems Corp.*                                             14,300                    365,365
        iDine Rewards Network, Inc.                                              64,500                    741,750
        Washington Mutual, Inc.                                                  79,325                  2,943,751
                                                                                             ----------------------
                                                                                                         4,050,866
FINANCE & INVESTMENT SERVICES-0.3%
        Stilwell Financial, Inc.                                                 14,550                    264,810
                                                                                             ----------------------

HEALTH CARE COST CONTAINMENT-0.3%
        First Health Group Corp.*                                                10,300                    288,812
                                                                                             ----------------------

HUMAN RESOURCES-0.9%
        On Assignment, Inc.*                                                     32,200                    573,160
        Westaff, Inc.*                                                           65,400                    189,660
                                                                                             ----------------------
                                                                                                           762,820
INDUSTRIAL EQUIPMENT-0.4%
        DT Industries, Inc.*                                                    105,700                    369,950
                                                                                             ----------------------

INDUSTRIAL SPECIALTIES-0.3%
        RPM, Inc.                                                                16,020                    244,305
                                                                                             ----------------------

                      The accompanying notes are an integral part of the financial statements.

                                            HILLVIEW INVESTMENT TRUST II
                                                     ALPHA FUND
                                        Portfolio of Investments (Continued)
                                                    June 30, 2002


                                                                            SHARES                     VALUE
                                                                       -----------------          -----------------
INSURANCE-9.2%
        Aetna, Inc.                                                              22,350        $         1,072,130
        American Physicians Capital, Inc.*                                       41,650                    768,817
        Fidelity National Financial, Inc.                                         9,443                    298,399
        First American Corp.                                                     12,140                    279,220
        IPC Holdings, Ltd.                                                       31,300                    955,902
        Loews Corp.                                                              14,625                    774,979
        PartnerRe Ltd.                                                           30,100                  1,473,395
        Radian Group, Inc.                                                       12,900                    630,165
        Willis Group Holdings Ltd.*                                              46,600                  1,533,606
                                                                                             ----------------------
                                                                                                         7,786,613
INTERNET SOFTWARE & CONTENT-3.6%
        Check Point Software Technologies Ltd.*                                  18,300                    248,148
        DigitalThink, Inc.*                                                     325,000                    455,000
        Interwoven, Inc.*                                                       218,400                    666,120
        Juniper Networks, Inc.*                                                  12,380                     69,947
        Retek, Inc.*                                                             28,312                    687,982
        Symantec Corp.*                                                           9,470                    311,089
        webMethods, Inc.*                                                        57,200                    566,280
                                                                                             ----------------------
                                                                                                         3,004,566

MACHINERY-2.4%
        Gehl Co.                                                                 43,100                    618,485
        JLG Industries, Inc.                                                     49,300                    691,679
        Nacco Industries, Inc., Class A                                          12,775                    742,227
                                                                                             ----------------------
                                                                                                         2,052,391
MANUFACTURING-3.3%
        ATMI, Inc.*                                                              12,800                    286,336
        Callaway Golf Co.                                                        15,510                    239,976
        Danaher Corp.                                                            10,000                    663,500
        GrafTech International Ltd.*                                             54,700                    672,810
        Harman International Industries, Inc.                                    14,000                    689,500
        Roper Industries, Inc.                                                    6,400                    238,720
                                                                                             ----------------------
                                                                                                         2,790,842
MEDICAL MANAGEMENT SERVICES-0.7%
        Health Net, Inc.*                                                        23,200                    621,064
                                                                                             ----------------------

MEDICAL TECHNOLOGIES-5.5%
        Abbott Laboratories                                                      37,200                  1,400,580
        Ariad Pharmaceuticals, Inc.*                                            189,300                    787,488
        Diversa Corp.*                                                           20,350                    202,482
        Eclipsys Corp.*                                                          39,620                    259,868
        Invitrogen Corp.*                                                        17,560                    562,096
        PRAECIS Pharmaceuticals Inc. *                                          226,000                    786,480
        QIAGEN N.V.*                                                             18,500                    215,525
        Wyeth                                                                     9,100                    465,920
                                                                                             ----------------------
                                                                                                         4,680,439
METALS-1.8%
        AK Steel Holding Corp.                                                   61,300                    785,253
        Commonwealth Industries, Inc.                                            98,398                    707,482
                                                                                             ----------------------
                                                                                                         1,492,735

OFFICE/BUSINESS EQUIPMENT-1.7%
        Xerox Corp.*                                                            209,000                  1,456,730
                                                                                             ----------------------

                      The accompanying notes are an integral part of the financial statements.

                                            HILLVIEW INVESTMENT TRUST II
                                                     ALPHA FUND
                                        Portfolio of Investments (Continued)
                                                    June 30, 2002


                                                                            SHARES                     VALUE
                                                                       -----------------          -----------------
OIL & GAS - EQUIPMENT & SERVICES-0.9%
        National-Oilwell, Inc.*                                                  24,700        $           519,935
        Transocean, Inc.                                                          8,000                    249,200
                                                                                             ----------------------
                                                                                                           769,135
OIL & GAS EXPLORATION-1.5%
        ENSCO International Inc.                                                  5,000                    136,300
        Marathon Oil Corp.                                                       25,750                    698,340
        Mission Resources Corp.*                                                321,900                    450,950
                                                                                             ----------------------
                                                                                                         1,285,590
PAINTS-0.8%
        Sherwin-Williams Co. (The)                                               23,350                    698,865
                                                                                             ----------------------

PUBLISHING & BROADCASTING-4.0%
        Bowne & Co., Inc.                                                        54,750                    807,015
        Gemstar-TV Guide International, Inc.*                                   204,900                  1,104,411
        Knight-Ridder, Inc.                                                      23,500                  1,479,325
                                                                                             ----------------------
                                                                                                         3,390,751
REAL ESTATE INVESTMENT TRUST-0.7%
        Glimcher Realty Trust -- REIT                                            31,700                    586,450
                                                                                             ----------------------

RETAIL-10.6%
        Abercrombie & Fitch Co., Class A*                                        10,800                    260,496
        American Eagle Outfitters, Inc.*                                         36,900                    780,066
        BJ's Wholesale Club, Inc.*                                               24,480                    942,480
        Dollar Tree Stores, Inc.*                                                36,210                  1,427,036
        Fleming Companies, Inc.                                                  13,200                    239,580
        Hasbro, Inc.                                                             54,100                    733,596
        Linens 'n Things, Inc.*                                                   8,730                    286,431
        Office Depot, Inc.*                                                      84,452                  1,418,794
        Payless ShoeSource, Inc.*                                                19,250                  1,109,762
        Tiffany & Co.                                                             5,490                    193,248
        Toys "R" Us, Inc.*                                                       89,700                  1,567,059
                                                                                             ----------------------
                                                                                                         8,958,548

STEEL, PIPE & TUBE-0.7%
        Shaw Group, Inc. (The)*                                                  18,400                    564,880
                                                                                             ----------------------

TELECOMMUNICATIONS-5.7%
        ADC Telecommunications, Inc.*                                            46,410                    106,279
        AT&T Corp.                                                              132,500                  1,417,750
        CenturyTel, Inc.                                                         49,500                  1,460,250
        EMS Technologies, Inc.*                                                  39,800                    823,462
        Finisar Corp.*                                                           20,250                     47,992
        JDS Uniphase Corp.*                                                      56,000                    149,520
        MasTec, Inc.*                                                            22,300                    164,128
        RF Micro Devices, Inc.*                                                  29,170                    222,275
        Tellabs, Inc.*                                                           70,425                    436,635
                                                                                             ----------------------
                                                                                                         4,828,291

                      The accompanying notes are an integral part of the financial statements.


                                            HILLVIEW INVESTMENT TRUST II
                                                     ALPHA FUND
                                        Portfolio of Investments (Concluded)
                                                    June 30, 2002


                                                                            SHARES                     VALUE
                                                                       -----------------          -----------------
THERAPEUTICS-1.0%
        Cell Therapeutics, Inc.*                                                 22,400        $           122,282
        United Therapeutics Corp.*                                               60,500                    747,780
                                                                                             ----------------------
                                                                                                           870,062
TRANSPORTATION-1.8%
        Atlas Air Worldwide Holdings, Inc.*                                      10,700                     39,590
        CNF, Inc.                                                                22,200                    843,156
        Consolidated Freightways Corp.*                                         201,100                    657,597
                                                                                             ----------------------
                                                                                                         1,540,343
TRAVEL, LEISURE & RECREATION-0.6%
        Royal Caribbean Cruises Ltd.                                             24,420                    476,190
                                                                                             ----------------------

WASTE DISPOSAL-0.6%
        Waste Connections, Inc.*                                                 16,210                    506,400
                                                                                             ----------------------


TOTAL COMMON STOCKS
    (Cost-$83,360,282)                                                                                  83,070,022
                                                                                             ----------------------


WARRANTS-0.0%
FINANCE & FINANCIAL SERVICES
        Imperial Credit Industry*(A), expiring 01/31/08                           4,760                          -
                                                                                             ----------------------
        (Cost-$0)


                                                                             PAR
SHORT-TERM INVESTMENTS-1.0%                                                 (000)
                                                                       -----------------
Wilmington Trust Prime Money Market Fund
    1.581%                                                           $              862                    862,650
                                                                                             ----------------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost-$862,650)                                                                                        862,650
                                                                                             ----------------------

TOTAL INVESTMENTS-99.3%
    (Cost-$84,222,932)                                                                                  83,932,672
                                                                                             ----------------------

OTHER ASSETS IN EXCESS OF LIABILITIES-0.7%                                                                 560,381
                                                                                             ----------------------

NET ASSETS-100.0%                                                                               $       84,493,053
                                                                                             ======================


--------
* Non-income producing securities
REIT - Real Estate Investment Trust
(A) Fair valued by management

                      The accompanying notes are an integral part of the financial statements.

                                            HILLVIEW INVESTMENT TRUST II
                                              INTERNATIONAL ALPHA FUND
                                              Portfolio of Investments
                                                    June 30, 2002


                                                                                 SHARES                     VALUE
                                                                            -----------------          -----------------
COMMON STOCKS-95.5%
AUSTRALIA-3.8%
        Ansell Ltd.                                                                  148,400       $            523,175
        BHP Billiton Ltd.                                                             32,992                    190,765
        CSL Ltd.                                                                       9,000                    162,585
        John Fairfax Holdings Ltd.                                                   161,700                    300,463
                                                                                                  ----------------------
                                                                                                              1,176,988
BELGIUM-0.5%
        Interbrew                                                                      5,638                    161,868
                                                                                                  ----------------------

BERMUDA-0.8%
        Accenture Ltd.*                                                               12,600                    239,400
                                                                                                  ----------------------

BRAZIL-1.8%
        Petroleo Brasileiro SA ADR                                                     8,600                    162,196
        Unibanco-Uniao de Bancos Brasileiros SA GDR                                   23,800                    392,700
                                                                                                  ----------------------
                                                                                                                554,896
DENMARK-0.7%
        Group 4 Falck AS                                                               6,176                    213,484
                                                                                                  ----------------------

FINLAND-1.5%
        Metso Corp.                                                                   25,900                    335,091
        Nokia Oyj                                                                      8,300                    121,484
                                                                                                  ----------------------
                                                                                                                456,575
FRANCE-9.3%
        Aventis SA                                                                     3,503                    248,230
        BNP Paribas SA                                                                 4,540                    251,094
        Dassault Systemes SA                                                           4,550                    207,833
        Dassault Systemes SA ADR                                                       5,000                    223,750
        Euronext                                                                      12,800                    240,190
        Michelin, Compagnie Generale                                                   5,900                    239,081
        Schneider Electric SA                                                          3,600                    193,594
        STMicroelectronics NV                                                          8,660                    215,959
        Thomson Multimedia ADR*                                                        9,200                    214,820
        Total Fina Elf SA                                                              2,100                    340,968
        Total Fina Elf SA ADR                                                          3,200                    258,880
        Vinci SA                                                                       2,980                    202,045
                                                                                                  ----------------------
                                                                                                              2,836,444
GERMANY-0.6%
        Henkel KGaA                                                                    2,760                    192,717
                                                                                                  ----------------------

HONG KONG-2.0%
        China Mobile Ltd. ADR*                                                        15,300                    223,686
        Hang Seng Bank Ltd.                                                           19,000                    203,405
        HongKong Electric Holdings Ltd.                                               52,800                    197,330
                                                                                                  ----------------------
                                                                                                                624,421

                      The accompanying notes are an integral part of the financial statements.

                                            HILLVIEW INVESTMENT TRUST II
                                              INTERNATIONAL ALPHA FUND
                                        Portfolio of Investments (Continued)
                                                    June 30, 2002

                                                                                 SHARES                     VALUE
                                                                            -----------------          -----------------
IRELAND-2.2%
        Bank of Ireland                                                               15,410        $           191,459
        Independent News & Media PLC                                                 240,800                    475,640
                                                                                                  ----------------------
                                                                                                                667,099

ISRAEL-2.7%
        Check Point Software Technologies Ltd.*                                        4,600                     62,376
        Orbotech, Ltd.*                                                               20,400                    463,080
        Teva Pharmaceutical Industries Ltd. ADR                                        4,500                    300,510
                                                                                                  ----------------------
                                                                                                                825,966

ITALY-3.6%
        Banca Popolare di Verona                                                      29,000                    376,058
        Ducati Motor Holding SPA*                                                    231,000                    365,026
        ENI SPA                                                                       15,319                    243,584
        Fila Holding SPA ADR                                                          61,300                    122,600
                                                                                                  ----------------------
                                                                                                              1,107,268
JAPAN-14.1%
        CANON, INC.                                                                    6,000                    226,772
        DAITO TRUST CONSTRUCTION CO., LTD.                                            10,400                    194,800
        Daiwa Securities Group, Inc.                                                  50,000                    324,139
        Hitachi,  Ltd.                                                                28,000                    181,050
        ITO-YOKADO CO., LTD. ADR                                                       5,200                    257,405
        Kao Corp.                                                                      8,000                    184,221
        MEITEC CORP.                                                                  11,300                    373,348
        Nintendo Co., Ltd.                                                             1,300                    191,438
        NISSAN MOTOR CO., LTD. ADR                                                    21,600                    302,616
        Nomura Holdings, Inc.                                                         15,000                    220,264
        Nomura Holdings, Inc. ADR                                                     19,400                    285,180
        NTT DoCoMo, Inc. ADR                                                          10,500                    258,720
        SONY CORP.                                                                     4,500                    237,660
        SONY CORP. ADR                                                                 4,500                    238,950
        Takeda Chemical Industries, Ltd.                                               5,000                    219,430
        TOKYO BROADCASTING SYSTEM, INC.                                               16,000                    358,430
        Toyota Motor Corp.                                                            10,100                    267,971
                                                                                                  ----------------------
                                                                                                              4,322,394
MEXICO-4.4%
        Fomento Economico Mexicano SA ADR                                              6,100                    239,242
        Grupo Aeroportuario del Sureste SA ADR                                        33,300                    429,570
        Grupo Continental SA                                                         196,000                    270,013
        Grupo Televisa SA ADR*                                                        11,000                    411,180
                                                                                                  ----------------------
                                                                                                              1,350,005
NETHERLANDS-4.9%
        Gucci Group                                                                    1,950                    182,958
        Hunter Douglas NV                                                             17,000                    523,836
        ING Groep NV ADR                                                              11,600                    294,988
        TPG NV                                                                         9,325                    210,624
        Vedior NV                                                                      6,720                     92,916
        VNU NV                                                                         6,604                    183,537
                                                                                                  ----------------------
                                                                                                              1,488,859

                      The accompanying notes are an integral part of the financial statements.

                                            HILLVIEW INVESTMENT TRUST II
                                              INTERNATIONAL ALPHA FUND
                                        Portfolio of Investments (Continued)
                                                    June 30, 2002


                                                                                 SHARES                     VALUE
                                                                            -----------------          -----------------
PANAMA-0.9%
        Banco Latinoamericano de Exportaciones SA                                     23,200        $           291,160
                                                                                                  ----------------------

PHILIPPINES-1.0%
        ABS-CBN Broadcasting Corp. PDR*                                              678,000                    303,140
                                                                                                  ----------------------

PORTUGAL-0.4%
        Portugal Telecom SGPS SA ADR                                                  19,400                    137,934
                                                                                                  ----------------------

SOUTH KOREA-5.8%
        Hyundai Motor Co., Ltd.                                                        9,100                    273,463
        Kookmin Bank ADR *                                                             7,432                    365,283
        KT Corp. ADR                                                                   9,700                    210,005
        Lotte Chilsung Beverage Co., Ltd.                                                640                    441,577
        Samsung Electronics Co., Ltd. GDR (144A)                                         700                     96,110
        SK Telecom Co., Ltd.                                                           1,800                    403,255
                                                                                                  ----------------------
                                                                                                              1,789,693
SPAIN-1.3%
        Banco Popular Espanol SA                                                       4,540                    200,741
        Telefonica SA*                                                                22,378                    187,859
        Telefonica SA ADR                                                                116                      2,883
                                                                                                  ----------------------
                                                                                                                391,483
SWEDEN-3.2%
        Autoliv, Inc. SDR                                                             13,800                    336,359
        Gambro AB, Class A                                                            47,000                    309,406
        Telefonaktiebolaget LM Ericsson, Class B                                     212,600                    321,554
                                                                                                  ----------------------
                                                                                                                967,319
SWITZERLAND-4.5%
        Credit Suisse Group                                                            4,665                    148,118
        Credit Suisse Group ADR                                                        8,100                    255,150
        Gurit-Heberlein AG                                                               350                    270,470
        Nestle SA                                                                      1,141                    266,053
        Serono SA ADR                                                                 12,100                    197,230
        Swiss Re                                                                       2,300                    224,877
                                                                                                  ----------------------
                                                                                                              1,361,898
TAIWAN-1.4%
        Taiwan Semiconductor Manufacturing Co., Ltd. ADR*                             27,500                    357,500
        United Microelectronics Corp. ADR*                                             9,800                     72,030
                                                                                                  ----------------------
                                                                                                                429,530


                      The accompanying notes are an integral part of the financial statements.



                                            HILLVIEW INVESTMENT TRUST II
                                              INTERNATIONAL ALPHA FUND
                                        Portfolio of Investments (Concluded)
                                                    June 30, 2002


                                                                                 SHARES                     VALUE
                                                                            -----------------          -----------------
UNITED KINGDOM-24.1%
        Aegis Group PLC                                                              148,600        $           203,296
        Amvescap PLC ADR                                                              13,200                    217,140
        BAA PLC                                                                       22,460                    205,075
        BAE SYSTEMS PLC ADR                                                           11,800                    241,382
        Barclays PLC                                                                  26,300                    221,295
        Brambles Industries PLC                                                       41,000                    205,147
        British Sky Broadcasting Group PLC*                                           21,594                    207,043
        Canary Wharf Group PLC*                                                       26,566                    180,203
        Cordiant Communications Group PLC                                            384,000                    447,784
        Diageo PLC                                                                    27,800                    361,044
        Enodis PLC                                                                   327,200                    396,512
        GlaxoSmithKline PLC                                                           35,800                    773,812
        HSBC Holdings PLC ADR                                                          5,800                    337,560
        Jarvis Hotels PLC                                                            313,000                    553,450
        Michael Page International PLC                                               175,000                    426,810
        Pearson PLC ADR                                                               16,900                    175,591
        Rolls-Royce PLC                                                              137,040                    338,406
        Royal Doulton PLC*                                                         3,196,000                    450,635
        Safeway PLC                                                                   43,300                    185,965
        Severn Trent PLC                                                              16,183                    178,350
        Somerfield PLC*                                                              138,500                    249,120
        Vodafone Group PLC                                                           217,770                    298,756
        Vodafone Group PLC ADR                                                        12,900                    176,085
        WPP Group PLC ADR                                                              7,600                    335,016
                                                                                                  ----------------------
                                                                                                              7,365,477

TOTAL COMMON STOCKS
    (Cost-$31,124,955)                                                                                       29,256,018
                                                                                                  ----------------------

                                                                                  PAR
SHORT-TERM INVESTMENTS-4.0%                                                      (000)
                                                                            -----------------
Wilmington Trust Prime Money Market Fund
    1.581%                                                                $            1,209                  1,209,170
                                                                                                  ----------------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost-$1,209,170)                                                                                         1,209,170
                                                                                                  ----------------------

TOTAL INVESTMENTS-99.5%
    (Cost-$32,334,125)                                                                                       30,465,188
                                                                                                  ----------------------

OTHER ASSETS IN EXCESS OF LIABILITIES-0.5%                                                                      162,794
                                                                                                  ----------------------

NET ASSETS-100.0%                                                                                    $       30,627,982
                                                                                                  ======================


--------
ADR-American Depository Receipt
GDR-Global Depository Receipt
PDR-Phillipines Depository Receipt
*  Non-income producing securities

                      The accompanying notes are an integral part of the financial statements.


                                           HILLVIEW INVESTMENT TRUST II
                                       Statements of Assets and Liabilities
                                                  June 30, 2002

                                                                                                   International
                                                                              Alpha Fund             Alpha Fund
                                                                              ----------             ----------
Assets
   Investments, at value (cost - $84,222,932,
         $32,334,125, respectively)                                          $ 83,932,672           $ 30,465,188
   Foreign currency (cost - $0, $13,200)                                             --                    1,257
   Receivable from investment advisor                                               5,902                154,976
   Receivable for investments sold                                              1,078,257                208,876
   Receivable for fund shares sold                                                 85,333                 33,333
   Dividends and interest receivable                                               37,591                 77,814
   Reclaims receivable                                                               --                   17,931
   Prepaid expenses and other assets                                                9,461                  5,280
                                                                             ------------           ------------


     Total assets                                                              85,149,216             30,964,655
                                                                             ------------           ------------

Liabilities
   Investment advisory fees                                                        65,242                 18,728
   Payable for investments purchased                                              521,134                240,218
   Accrued expenses payable and other liabilities                                  69,787                 77,727
                                                                             ------------           ------------

     Total liabilities                                                            656,163                336,673
                                                                             ------------           ------------

Net Assets                                                                   $ 84,493,053           $ 30,627,982
                                                                             ============           ============

Net Assets
   Capital stock, $0.001 par value (Class Y shares of beneficial
      interest issued and outstanding, unlimited shares authorized)          $      9,243           $      3,316
   Additional paid-in capital                                                  86,361,461             39,122,902
   Undistributed net investment loss                                                 --                 (249,989)
   Accumulated net realized loss from investments
      and foreign currency transactions, if any                                (1,587,391)            (6,369,926)
   Net unrealized depreciation on investments and
      foreign currency transactions, if any                                      (290,260)            (1,878,321)
                                                                             ------------           ------------

   Net assets applicable to shares outstanding                               $ 84,493,053           $ 30,627,982
                                                                             ============           ============

Shares outstanding                                                              9,242,820              3,323,108
                                                                             ============           ============

Net asset value, offering and redemption price per share                     $       9.14           $       9.22
 (Net assets/shares outstanding = net asset value)                           ============           ============

                     The accompanying notes are an integral part of the financial statements.

                                        HILLVIEW INVESTMENT TRUST II
                                          Statements of Operations
                                   For the Fiscal Year Ended June 30, 2002


                                                                                             International
                                                                       Alpha Fund             Alpha Fund
                                                                       ----------             ----------
Investment Income
    Dividends and reclaims                                            $    575,597           $    597,533 *
    Interest                                                               100,265                 40,504
                                                                      ------------           ------------

      Investment Income                                                    675,862                638,037
                                                                      ------------           ------------

Expenses
    Advisory and sub-advisory fees                                       1,103,714                368,890
    Administration and accounting fees                                     176,608                108,398
    Audit and legal fees                                                   157,904                 91,290
    Custodian fees                                                          33,575                113,489
    Transfer agent fees                                                     30,667                 30,787
    Directors fees                                                          29,891                 11,597
    Insurance                                                                6,502                    756
    Offering costs                                                           5,957                  5,953
    Federal and state registration fees                                      4,097                  4,541
    Fees previously waived by investment advisor                             2,984                      -
    Printing                                                                 2,796                  1,212
    Other                                                                      314                    517
                                                                      ------------           ------------

        Total expenses before waivers, reimbursements
                  and fees paid indirectly                               1,555,009                737,430
     Less: waivers and reimbursements                                     (320,212)              (191,226)
     Less: fees paid indirectly                                            (46,235)                     -
                                                                      ------------           ------------
        Net expenses after waivers, reimbursements
                  and fees paid indirectly                               1,188,562                546,204
                                                                      ------------           ------------

Net investment income/(loss)                                              (512,700)                91,833
                                                                      ------------           ------------

Net realized and unrealized gain(loss) on investment
     Net realized loss from:
        Investments                                                       (596,054)            (4,353,353)
        Foreign currency transactions                                            -               (271,649)

     Net change in unrealized appreciation(depreciation) on:
        Investments                                                    (12,519,414)               113,228
        Foreign currency transactions                                            -                 11,298
                                                                      ------------           ------------

     Net realized and unrealized loss on investments                   (13,115,468)            (4,500,476)
                                                                      ------------           ------------

Net decrease in net assets resulting from operations                  $(13,628,168)          $ (4,408,643)
                                                                      ============           ============


--------------
*Net of foreign withholding taxes of $73,578.

                  The accompanying notes are an integral part of the financial statements.

                                                    HILLVIEW INVESTMENT TRUST II
                                                 Statements of Changes in Net Assets

                                                                                                            International
                                                                        Alpha Fund                           Alpha Fund
                                                              ----------------------------------    --------------------------------
                                                                                 For the Period                       For the Period
                                                                                  September 7,                         September 7,
                                                              For the Fiscal         2000*          For the Fiscal        2000*
                                                                Year Ended          through           Year Ended         through
                                                              June 30, 2002      June 30, 2001      June 30, 2002     June 30, 2001
                                                              -------------      -------------      -------------     -------------
Increase/(decrease) in net assets resulting
    from operations
    Net investment income/(loss)                              $    (512,700)     $    (413,428)     $      91,833     $     240,185
    Net realized loss from investments and
       foreign currency transactions, if any                       (596,054)          (887,877)        (4,625,002)       (2,200,825)
    Net change in unrealized appreciation/(depreciation) on
       investments and foreign currency transactions, if any    (12,519,414)       (10,450,394)           124,526        (2,002,847)
                                                              -------------      -------------      -------------     -------------

    Net decrease in net assets resulting from operations        (13,628,168)       (11,751,699)        (4,408,643)       (3,963,487)
                                                              -------------      -------------      -------------     -------------

Dividends and distributions to shareholders from:
    Net investment income                                                 -                  -           (172,245)          (42,011)
    Net realized capital gains                                     (105,942)                 -                  -                 -
                                                              -------------      -------------      -------------     -------------

    Total dividends and distributions to shareholders              (105,942)                 -           (172,245)          (42,011)
                                                              -------------      -------------      -------------     -------------

Capital Share Transactions (1):
    Shares issued from in-kind transfer (see Note 5)                      -         88,469,790                  -                 -
    Shares issued                                                15,843,319         32,914,366          5,827,889        43,819,279
    Shares issued from reinvestment of cash distributions            99,431                  -            130,160            34,930
    Shares redeemed                                             (21,624,324)        (5,723,720)        (8,621,901)       (1,975,989)
                                                              -------------      -------------      -------------     -------------

    Net increase(decrease) in net assets derived
    from capital share transactions                              (5,681,574)       115,660,436         (2,663,852)       41,878,220
                                                              -------------      -------------      -------------     -------------

    Total increase(decrease) in net assets                      (19,415,684)       103,908,737         (7,244,740)       37,872,722
                                                              -------------      -------------      -------------     -------------

Net assets
    Beginning of period                                         103,908,737                  -         37,872,722                 -

    End of period (including undistributed net investment     $  84,493,053      $ 103,908,737      $  30,627,982     $  37,872,722
       income/(loss) of $0 and $0, respectively for           =============      =============      =============     =============
       Alpha Fund and $(249,989) and $4,979, respectively for
       International Alpha Fund)


(1) Capital Shares Issued and Redeemed:
    Shares issued from in-kind transfer (see Note 5)                      -          7,372,483                  -                 -
    Shares issued                                                 1,594,245          2,993,982            607,087         3,800,351
    Shares issued from reinvestment of cash distributions             9,913                  -             13,951             3,187
    Shares redeemed                                              (2,184,054)          (543,749)          (915,956)         (185,512)
                                                              -------------      -------------      -------------     -------------
                                                                   (579,896)         9,822,716           (294,918)        3,618,026
                                                              =============      =============      =============     =============

--------------
*     Commencement of operations

                              The accompanying notes are an integral part of the financial statements.

                                                   HILLVIEW INVESTMENT TRUST II
                                                       Financial Highlights

                                                                  (For a share outstanding          (For a share outstanding
                                                                   throughout each period)           throughout each period)
                                                                          Alpha Fund                International Alpha Fund
                                                               ------------------------------    ------------------------------
                                                                               For the Period                   For the Period
                                                                  For the       September 1,        For the      September 7,
                                                                Fiscal Year        2000*          Fiscal Year        2000*
                                                                   Ended          through            Ended          through
                                                               June 30, 2002   June 30, 2001     June 30, 2002   June 30, 2001
                                                               -------------   -------------     -------------   -------------
Per Share Operating Performance
Net asset value, beginning of period                            $     10.58     $     12.00       $     10.47     $     12.00
                                                                -----------     -----------       -----------     -----------

Net investment income/(loss)(1)                                       (0.05)(2)       (0.05)(2)          0.03(2)         0.01
Net realized and unrealized loss on investments and
    foreign currency transactions, if any                             (1.38)          (1.37)            (1.23)          (1.53)
                                                                -----------     -----------       -----------     -----------

Net decrease in net assets resulting from operations                  (1.43)          (1.42)            (1.20)          (1.52)

Dividends and distributions to shareholders from:
Net investment income                                                     -               -             (0.05)          (0.01)
Net realized capital gains                                            (0.01)              -                 -               -
                                                                -----------     -----------       -----------     -----------

Total dividends and distributions to shareholders                     (0.01)              -             (0.05)          (0.01)

Net asset value, end of period                                  $      9.14     $     10.58       $      9.22     $     10.47
                                                                ===========     ===========       ===========     ===========

Total investment return(3)(4)                                        (13.52)%        (11.83)%          (11.49)%        (12.65)%

Ratio/Supplemental Data
Net assets, end of period (000's omitted)                       $    84,493     $   103,909       $    30,628     $    37,873
Ratio of expenses to average net assets(1)                             1.30%           1.38%(5)          1.66%           1.63%(5)
Ratio of expenses to average net assets including
     fees paid indirectly(1)                                           1.26%           1.38%(5)          1.66%           1.63%(5)
Ratio of expenses to average net assets without waivers and
      reimbursements (including fees paid indirectly)                  1.64%           1.75%(5)          2.24%           2.17%(5)
Ratio of net investment income/(loss) to average net assets(1)        (0.54)%         (0.52)(5)          0.28%           0.93%(5)
Portfolio turnover rate                                                 104%             76%(4)           145%             76%(4)


--------------
*     Commencement of operations
(1)   Includes effects of waivers and reimbursements.
(2)   Calculated using average shares outstanding.
(3)   Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)   Not annualized.
(5)   Annualized.

                             The accompanying notes are an integral part of the financial statements.

                          Hillview Investment Trust II
                          Notes to Financial Statements



1.       Organization

         Hillview Alpha Fund and Hillview International Alpha Fund (collectively "Funds") are diversified series of Hillview Investment Trust II ("Trust"), an open-ended management investment company. The Trust was established as a Delaware business trust under a Declaration of Trust dated April 14, 2000. The Trust currently offers one class of shares, Class Y. Hillview Alpha Fund and Hillview International Alpha Fund commenced operations on September 1, 2000 and September 7, 2000, respectively.

         Costs incurred in connection with the organization of the Trust amounted to $72,646 and $20,874 for the Hillview Alpha Fund and the Hillview International Alpha Fund, respectively, and were charged to the operations of the Funds prior to the commencement of operations. These costs are subject to the expense limitation agreement described in Note 3 below.

2.       Significant Accounting Policies

         The following is a summary of significant accounting policies followed by the Trust.

         Portfolio Valuation - The net asset value of the Funds is determined at the close of regular trading on the New York Stock Exchange (normally at 4:00 p.m. Eastern time) on days the exchange is open. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. With the approval of the Board of Trustees, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset values of the Funds.

         Investment Transactions and Investment Income - Investment transactions are accounted for on the date on which the order to buy or sell is executed. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

         Expenses - Expenses directly attributable to a fund are charged to that Fund. Other expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

         Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)


         Dividends and Distributions - Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

         Offering Costs - Certain costs incurred in connection with the initial offering of shares of the Funds amounted to $72,804. Such costs were deferred and have been amortized over 12 months from the commencement of operations.

         Foreign Withholding Taxes - Income received from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.

         Repurchase Agreements - The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Hillview Capital Advisors, LLC (the investment advisor or "Hillview Advisors") considers creditworthy pursuant to criteria approved by the Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities provided as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

         U.S. Federal Tax Status - No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

         Risks and Concentrations - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     The Funds' concentrated approach involves the risk of increased volatility due to fewer holdings. Because each sub-adviser invests in a limited number of securities, changes in the market value of a single issuer could affect the Funds' performance and net asset value more severely than if its holdings were more diversified. The Fund seeks to reduce such risk through the use of multiple sub-advisers.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)

3.       Transactions with Affiliates and Related Parties

Pursuant to an investment management contract between the Trust and Hillview Advisors, Hillview Advisors will manage the Funds' business and investment affairs. Hillview Advisors serves as the investment manager for the Funds under the terms of its investment management agreement with the Trust ("Hillview Agreement"). For its services under the Hillview Agreement, Hillview Advisors receives an annual fee of 0.25% of the Funds' average daily net assets. Hillview Advisors has voluntarily agreed to waive its fee through June 30, 2003. Hillview also agreed to reimburse expenses for the period September 19, 2001 through June 30, 2002 to limit the expenses of the Funds so that Other Expenses (i.e. those expenses other than advisory fees and sub-advisory fees) shall not exceed 0.40% of average daily net assets for the Hillview Alpha Fund and 0.80% of average daily net assets for the Hillview International Alpha Fund. Prior to September 19, 2001, Hillview Advisors voluntarily agreed to reimburse expenses to limit Other Expenses to 0.35% and 0.75% for the Hillview Alpha Fund and the Hillview International Fund, respectively. Any waivers or reimbursements for Other Expenses made by Hillview Advisors during this period are subject to repayment by the Funds, provided that the payments are reimbursed within three years of the payment being made and repayment does not result in the Funds' Other Expenses exceeding the foregoing expense limitations. Effective July 1, 2002, Hillview Advisors terminated their voluntary agreement to reimburse Other
Expenses of the Hillview Alpha Fund and the Hillview International Fund, respectively. From this date forward, Hillview Advisors may be reimbursed the amount of any previous payments provided that the payments are reimbursed within three years of the original payment date and the combination of the Fund's Other Expenses and such reimbursements do not exceed the foregoing expense limitations. If actual Other Expenses are less than the stated contractual cap, and Hillview Advisors has recouped any eligible previous payments made, the Fund will be charged such lower expenses. Amounts subject to possible reimbursement as of June 30, 2002 were $245,279 and $168,518 for the Hillview Alpha Fund and the Hillview International Alpha Fund, respectively. For the fiscal year ended June 30, 2002, investment advisory fees, waivers, and net reimbursements were as follows:

                                           Gross
                                         Advisory                  Net Advisory          Expense         Reimbursement
                                           Fees         Waivers        Fees           Reimbursement         Recouped
                                           ----         -------        ----           -------------         --------
Fund
Hillview Alpha Fund                       $236,618    $(236,618)        --              $(83,594)            $2,984
Hillview International Alpha Fund           82,438      (82,438)        --              (108,788)                --


         The Hillview Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview Alpha Fund's portfolio managed by each sub-adviser. Harris Associates L.P. ("Harris") receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $55 million, and 0.55% of the rest of the portion of the Fund's assets it manages thereafter. Prior to November 14, 2001, Nevis Capital Management LLC ("Nevis Capital") received an annual sub-advisory fee of 1.50% of the average daily net assets of the portion of the Fund's portfolio it managed. Effective November 14, 2001, Nevis Capital was terminated as sub-adviser to the Fund. Shaker Investments, Inc. ("Shaker Investments") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the portion of the Fund's portfolio it manages. Pzena Investment Management LLC ("Pzena") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $30 million of the portion of the Fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the Fund's assets it manages thereafter. Frontier Capital Management Company, LLC ("Frontier") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $25 million of the portion of the Fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the Fund's portfolio it manages thereafter. Effective November 14, 2001, Ironwood Capital Management, LLC ("Ironwood") was hired as sub-adviser to the Fund and receives an annual sub-advisory fee of 0.75% of the average daily net assets of the first $25 million of the portion of the Fund's portfolio it manages and 0.60% of the average daily net assets of the rest of the portion of the Fund's portfolio it manages thereafter. For the fiscal year

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)

ended June 30, 2002, investment sub-advisory fees were $197,015, $48,685, $168,006, $205,393, $202,243 and $45,754, respectively, for Harris, Nevis
Capital, Shaker Investments, Pzena, Frontier and Ironwood.

         The Hillview International Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview International Alpha Fund's portfolio by each sub-adviser. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $25 million of the portion of the Fund's portfolio it manages, 0.70% of the average daily net assets of the next $25 million, 0.60% of the average daily net assets of the next $50 million and 0.50% of the average daily net assets of the rest of the portion of the Fund's assets it manages thereafter. BPI Global Asset Management LLP ("BPI") receives an annual sub-advisory fee of 0.80% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $30 million it manages, 0.50% of the average daily net assets of the next $50 million it manages, and a negotiable rate on amounts greater than $100 million that it manages. Deutsche Asset Management Investment Services, Ltd. ("Deutsche") receives an annual sub-advisory fee of 0.60% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages and 0.55% of the average daily net assets of amounts greater than $20 million. If Deutsche's portion of the Fund's portfolio exceeds $20 million upon completion of the first two years of the sub-advisory contract (September 7, 2002), the breakpoint will be increased to $50 million. Prior to April 18, 2002, Waterford Management, LLC ("Waterford") received an annual sub-advisory fee of 2.00% of the average daily net assets of the portion of the Fund's portfolio it managed. Effective April 18, 2002, Waterford was terminated as sub-adviser to the Fund. For the fiscal year ended June 30, 2002, investment sub-advisory fees were $87,206, $64,756, $56,429, and $78,061, respectively, for Harris, BPI,
Deutsche, and Waterford.

         As of June 30, 2002, three officers and/or senior management of Hillview Advisors held less than 1% of the outstanding shares of each of the Hillview Alpha and Hillview International Alpha Funds. Additionally, as of June 30, 2002, Hillview Advisors held less than 1% of the outstanding shares of each of the Hillview Alpha and Hillview International Alpha Funds.

         PFPC, Inc. ("PFPC"), a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator, accounting agent, and transfer and dividend disbursing agent for the Funds.

         PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds.

         PFPC Distributors, Inc., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain underwriting services to the Funds.


4.       Investment in Securities

       For the fiscal year ended June 30, 2002, aggregate purchases and sales of investment securities were as follows:

     Fund                                          Investment Securities
     ----                                          ---------------------
                                                 Purchases            Sales
                                                 ---------            -----
     Hillview Alpha Fund                        $93,371,670        $96,497,042
     Hillview International Alpha Fund           44,830,673         46,876,280

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)

5.       In-Kind Subscription

         On September 1, 2000, Hillview Alpha Fund had an in-kind subscription valued at $88,469,790. The assets, which consisted of cash, receivables, and securities, were contributed on a tax-free basis. The securities acquired were valued at $86,941,672. The cost of these securities was $64,262,124 with a net unrealized appreciation of $22,679,548.


6.       Shareholder Concentrations

         As of June 30, 2002 one shareholder held approximately 81% of the outstanding shares of the Hillview Alpha Fund and one shareholder held approximately 79% of the outstanding shares of the Hillview International Alpha Fund. Both shareholders represent omnibus accounts, which are held on behalf of several individual shareholders.

7.       Directed Brokerage Agreement

         Effective October 9, 2001, the Hillview Alpha Fund entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, whereby a portion of commissions earned by FCM on the Fund's security transactions would be used to pay a portion of the sub-advisory fees incurred by the Fund. For the Fiscal year ended June 30, 2002, $46,235 in brokerage commissions were used to pay sub-advisory fees incurred by the Fund.

8.       Federal Income Tax Information

         At  June  30,  2002  Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by each Fund were as follows:


                                       Federal Tax       Unrealized           Unrealized           Net Unrealized
Fund                                      Cost           Appreciation        Depreciation     Appreciation/Depreciation
----                                      ----           ------------        ------------     -------------------------
Hillview Alpha Fund                    $84,725,804       $11,740,389        $(12,533,521)            $(793,132)
Hillview International Alpha            32,549,057         2,440,840          (4,523,452)           (2,082,612)

         As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:



                                         Undistributed        Undistributed
Fund                                    Ordinary Income      Long-Term Gains
----                                    ---------------      ---------------
Hillview Alpha Fund                            --                   --
Hillview International Alpha                   --                   --

                          Hillview Investment Trust II
                    Notes to Financial Statements (Concluded)


         At June 30, 2002, the Funds had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                                   Expiring June 30,
Fund                                         2009                  2010
----                                         ----                  ----
Hillview Alpha Fund                            --               $1,084,519
Hillview International Alpha                 $52,049             3,064,370

         Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended June 30, 2002, the International Alpha Fund incurred post-October currency and capital losses of $179,629 and $3,122,134, respectively.The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

         The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:


Fund                                    Ordinary Income      Long-Term Gains          Total
----                                    ---------------      ---------------          -----
Hillview Alpha Fund
               2002                           --                 $105,942           $105,942
               2001                           --                    --                 --
Hillview International Alpha
               2002                         $172,245                --               172,245
               2001                           42,011                --                42,011


9.       Reclass of Capital Accounts

         For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended June 30, 2002, the Funds recorded the following permanent reclassifications which arose primarily from non-deductible current net operating losses, treatment of foreign currency transactions, non-taxable dividends, deferral of losses on wash sales, investments in passive foreign investment companies and investments in REITS. The reclassifications have no impact on the net assets or net asset values of the Funds. The Funds recorded reclassifications to increase (decrease) the accounts listed below:

                                                                       Accumulated
                                            Undistributed              net realized              Additional
                                            net investment             gain/ (loss)              Paid-in
                                            income (loss)              on investments            Capital
                                            -------------              --------------            -------
       Hillview Alpha Fund                     $ 512,700                   $2,482                $(515,182)
       Hillview International Alpha Fund       $(174,556)                $262,706                 $(88,150)

                        Report of Independent Accountants


To the Board of Trustees and Shareholders of Hillview Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hillview Alpha Fund and Hillview International Alpha Fund (constituting Hillview Investment Trust II, hereafter referred to as the "Trust") at June 30, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended and for the period September 1, 2000 (commencement of operations) through June 30, 2001 for the Hillview Alpha Fund and for the period September 7, 2000 (commencement of operations) through June 30, 2001 for the Hillview International Alpha Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, PA

August 27, 2002

                          Hillview Investment Trust II
                     Shareholder Tax Information (Unaudited)


Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (June 30, 2002) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended June 30, 2002, the following dividends and distributions per share were paid by each of the Funds:


                                   Ordinary Income          Capital Gains
                                   ---------------          -------------
Fund
----

Hillview Alpha Fund                      ----                  $0.01
Hillview International Alpha Fund       $0.05                   ----



The percentage of total ordinary income dividends from the International Alpha Fund qualifying for the corporate dividends received deduction is 0%.

These amounts were reported to shareholders as income in 2001. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                          Hillview Investment Trust II
                     Shareholder Voting Results (Unaudited)





         On April 8, 2002 a meeting of shareholders of the Hillview Alpha Fund and Hillview International Alpha Fund was held. The purpose of the meeting was to approve or disapprove the following:

         1. A new Investment Management Contract for the Hillview Alpha Fund between the Trust, on behalf of the Fund, and Hillview Capital Advisors, LLC (the "Adviser"); and

         2. A new Investment Management Contract for the Hillview International Alpha Fund between the Trust, on behalf of the Fund, and the Adviser.

The results were as follows:

                                            Shares Voted      Shares Voted               Shares          Total Share
Fund:                                          In Favor:         Against:              Abstained:            Votes:
-----                                          ---------         --------              ----------            ------
Hillview Alpha Fund                         2,141,831.464           0                 39,178.115         2,181,009.580
Hillview International Alpha Fund           7,552,097.869           0                 77,854.641         7,629,952.510

                          Hillview Investment Trust II




FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 342-6280.

-------------------------------------------------------------------------------------------------------------

                                                                                  Number
                                                                                   of
                                                                                Portfolios
                                                                                   in
                                                                                  Fund
                                                                                 Complex        Other
Name, (DOB), Address       Term of Office                                        Overseen   Trusteeships/
and                              and                Principal Occupation(s)        by       Directorships
Position(s) with Trust  Length of Time Served         During Past 5 Years        Trustee   Held by Trustee
----------------------  ---------------------         -------------------        -------   ---------------
-------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Richard D. Driscoll     o    Indefinite        Mr. Driscoll retired as Chairman      2     Director,
D.O.B.:  4/17/31             -until            and CEO of Bank of New England              Atlantic Data
c/o Hillview Capital         successor is      in 1990, after 33 years with the            Services, Inc.
Advisors                     elected.          firm. He then served as
700 The Times Building  o    Since             President and Chief Executive
Ardmore, PA  19003           inception.        Officer of the Massachusetts
Trustee                                        Bankers Association until 1997.
                                               Presently, Mr. Driscoll serves
                                               as Chairman of Charlesbank
                                               Homes, Vice Chairman of
                                               Massachusetts Business
                                               Development Corp., President of
                                               Holyhood Cemetery Association,
                                               and as a Director of Atlantic
                                               Data Services, Inc.
-------------------------------------------------------------------------------------------------------------
Richard W. Hutson       o    Indefinite        Mr. Hutson retired as a Senior        2     Trustee,
D.O.B.:  9/30/38             -until            Principal of Hewitt Associates              European
c/o Hillview Capital         successor is      LLC in 1996, after 32 years with            Investors Inc.;
Advisors                     elected.          the firm. Presently Mr. Hutson              Director, Harris
700 The Times Building  o    Since             is a member of the Board of                 Bank; Director,
Ardmore, PA  19003           inception.        Trustees of European Investors              Wells
Trustee                                        Inc. Realty Securities Trust,               Manufacturing
                                               Chairman of the Board of Harris             Co.; Director,
                                               Bank Libertyville, a member of              Ball State
                                               the Board of Directors of Wells             University
                                               Manufacturing Corporation, and              Foundation
                                               Vice Chairman of Ball State
                                               University Foundation.
-------------------------------------------------------------------------------------------------------------
Robert W. Uek           o    Indefinite        Mr. Uek retired from                  2     Trustee, T.T.
D.O.B.:  5/18/41             -until            Pricewaterhouse Coopers LLP in              International
c/o Hillview Capital         successor is      1999, where he had been a                   Funds; Trustee,
Advisors                     elected.          partner specializing in the                 New England
700 The Times Building  o    Since             investment management industry,             Aquarium;
Ardmore, PA  19003           inception.        and had served as Chairman of               Trustee,
Trustee                                        legacy Coopers & Lybrand's                  Anatolia
                                               Global Investment Management                College;
                                               Industry Group.  Presently Mr.              Trustee, Raymond
                                               Uek serves as a Trustee of the              Moore Foundation
                                               T.T. International Funds, New
                                               England Aquarium (Boston),
                                               Anatolia College (Thessaloniki,
                                               Greece) and Raymond Moore
                                               Foundation (Dennis, MA).
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
David M. Spungen        o    Indefinite        Mr. Spungen is Managing Director      2     None.
(Managing Director of        -until            of Hillview Advisors.  Prior to
Hillview Advisors)           successor is      1999, he was a Principal of CMS
D.O.B.:  10/26/61            elected.          Investment Resources, Inc.  Mr.
Hillview Capital        o    Since             Spungen was a Trustee of Hirtle
Advisors                     inception.        Callaghan Trust from July 1995
700 The Times Building                         to March 2000.
Ardmore, PA  19003
Trustee
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                      OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Joseph A. Bracken       o    Indefinite        Mr. Bracken is Chief Operating       N/A     N/A
D.O.B.:  10/20/66            -until            Officer of Hillview Advisors.
c/o Hillview Capital         successor is      Prior to April 1999, he was
Advisors                     elected.          Director of Client Services of
 700 The Times                                 CMS Companies.
Building
Ardmore, PA  19003

o        Treasurer      o    6/2000
o        Secretary      o    10/2000
-------------------------------------------------------------------------------------------------------------
William Rechter         o    Indefinite        Mr. Rechter  has been with           N/A    N/A
D.O.B.: 8/02/53              -until            Hillview Advisors LLC since 2001
Hillview Capital             successor is      and is presently Chief
Advisors                     elected.          Investment Officer  of Hillview
 700 The Times                                 Capital Advisors LLC.  Prior to
Building                                       2001, Mr. Rechter worked as a
Ardmore, PA  19003                             senior Portfolio Manager and
                        o    2/2002            Partner at Cowen Asset
o    Vice President                            Management for 15 years.  Mr.
                                               Rechter is a Chartered Financial
                                               Analyst with a BA in finance from
                                               the  University of  Massachusetts
                                               and  an   MBA   form   New   York
                                               University.
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